UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 6, 2005 (May 6, 2005)

Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12317 (Commission File Number)	76-0475815 (IRS Employer Identification No.)

10000 Richmond Avenue Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 6, 2005, National Oilwell Varco, Inc. issued a press release announcing earnings for the quarter ended March 31, 2005 and conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

99.1	National Oilwell Varco, Inc. press release dated May 6, 2005 announcing the earnings results for the first quarter ended March 31, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2005	NATIONAL-OILWELL, INC.
/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	National Oilwell Varco, Inc. press release dated May 6, 2005 announcing the earnings results for the first quarter ended March 31, 2005.